UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2005

TERRA INDUSTRIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-8520	52-1145429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre

600 Fourth Street, P.O. Box 6000

Sioux City, Iowa 51102-6000

(712) 277-1340

(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On June 20, 2005, Terra Industries Inc. (the “Company”) announced the redemption of all of its outstanding Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Shares”) in exchange for 12.3762 common shares of the Company for each Series B Preferred Share. Redemption of the Series B Preferred Shares is being made at the option of the Company pursuant to Section 7(a) of the Company’s Articles Supplementary. There are 167,184 Series B Shares outstanding. The redemption date is set for July 25, 2005.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated June 20 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.

/s/ Mark A. Kalafut
Mark A. Kalafut
Vice President, General Counsel and
Corporate Secretary

Date: June 21, 2005

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